UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
Amendment No. 1
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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2014

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TRISTATE CAPITAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Pennsylvania	001-35913	20-4929029
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Oxford Centre
301 Grant Street, Suite 2700
Pittsburgh, Pennsylvania 15219
(Address of principal executive offices)
(Zip Code)

(412) 304-0304
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 5, 2014, TriState Capital Holdings, Inc. (“TriState Capital”) filed a Current Report on Form 8-K reporting, among other things, that it had completed its acquisition of substantially all of the assets of Chartwell Investment Partners, LP (“Chartwell”) in accordance with the terms of an asset purchase agreement, dated January 3, 2014, (the “Chartwell Acquisition”).

TriState Capital is filing this Amendment No. 1 to its Current Report on Form 8-K dated March 5, 2014, in order to provide the financial statements required by Item 9.01 to Form 8-K with respect to the Chartwell Acquisition.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statement of Business Acquired

The audited consolidated financial statements of Chartwell for the two years ended December 31, 2013 and 2012, together with the notes thereto and the auditor’s report thereon, attached as Exhibit 99.1 to this report and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of TriState Capital together with the notes thereto, attached as Exhibit 99.2 to this report and incorporated by reference herein, including:

i.	the unaudited pro forma condensed combined statement of financial condition as of December 31, 2013;

ii.	the unaudited pro forma condensed combined statement of income for the year ended December 31, 2013; and

iii.	notes to unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2013.

(d)	Exhibits. The following Exhibits are filed as part of this report:

Exhibit No.	Description

23.1 Consent of Independent Auditors, filed herewith.

99.1 Financial Statement of Business Acquired, filed herewith.

99.2 Pro Forma Financial Information, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRISTATE CAPITAL HOLDINGS, INC.

By	/s/ Mark L. Sullivan
Mark L. Sullivan
Vice Chairman and Chief Financial Officer

Date: May 19, 2014

EXHIBIT INDEX

Exhibit No.	Description

23.1 Consent of Independent Auditors, filed herewith.

99.1 Financial Statement of Business Acquired, filed herewith.

99.2 Pro Forma Financial Information, filed herewith.

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